Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Earth Science Tech, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Giorgio R. Saumat, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EARTH SCIENCE TECH, INC.

Dated: November 9, 2026	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CFO and Chairman of the Board

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.